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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                 FORM 8-K
                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) December 9,
1996


            American Express Receivables Financing Corporation
              on behalf of the American Express Master Trust
             (Issuer in respect of the 6.05% Class A Accounts
               Receivable Trust Certificates, Series 1992-1,
                the 6.60% Class A Accounts Receivable Trust
              Certificates, Series 1992-2, the 5.375% Class A
          Accounts Receivable Trust Certificates, Series 1993-1,
         the 7.15% Class A Accounts Receivable Trust Certificates,
           Series 1994-1, the 7.60% Class A Accounts Receivable
       Trust Certificates, Series 1994-2, the 7.85% Class A
Accounts
  Receivable Trust Certificates, Series 1994-3, the Class A
Floating Rate
       Accounts Receivable Trust Certificates, Series 1996-1 and
the
Class A Floating Rate Accounts Receivable Trust Certificates,
Series 1996-2)
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          (Exact name of registrant as specified in its charter)


                                        33-47812
                                        33-49106
                                        33-67502
       Delaware                         33-81634
13-3632012
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(State or other jurisdiction           (Commission         (IRS
Employer
    of incorporation)                  File Numbers)
Identification No.)


200 Vesey Street, New York, New York                          10285

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(Address of principal executive offices)                    (Zip
Code)


Registrant's telephone number, including area code      (212)
640-3975

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Item 5.  Other Events

      Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated December 9, 1996 for the Distribution
Date occurring on December 16, 1996 and the preceding Due Period from November
1 through November 30, 1996 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust.
Such
Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1996-1 and 1996-2, occurring on
December 16, 1996, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series 1992-1, 1992-2, 1993-1,
1994-1, 1994-2, 1994-3, 1996-1 and 1996-2 occurring on December 16,
1996, is
contained in the Payment Date Statements provided to the holder of such Class B
Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


Exhibit No.                            Description
-----------                            -----------

Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series 1996-1 and
1996-2, occurring
                 on December 16, 1996.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 1992-1, 1992-2,
1993-1,
                 1994-1, 1994-2, 1994-3, 1996-1 and 1996-2
occurring on
                 December 16, 1996.

Exhibit 99.1     Monthly Servicer's Certificate dated December 9,
1996 for the
                 Distribution Date occurring on December 16, 1996 and the
                 preceding Due Period from November 1 through
November 30, 1996
                 provided to The Bank of New York, as Trustee under the
                 Agreement for the American Express Master Trust.


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                                 SIGNATURE
                                 ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                  AMERICAN EXPRESS MASTER TRUST


                                  By: /s/ Leslie R. Scharfstein

                                      -----------------------------
                                      Leslie R. Scharfstein
                                      (Vice President of American
                                      Express Receivables Financing
                                      Corporation, Originator of
the
                                      American Express Master
Trust)



Dated:  December 16, 1996
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                               EXHIBIT INDEX
                               -------------


Designation                  Description
  Page
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Exhibit 20.1     Payment Date Statements relating to interest
     5
                 distributions on the Class A Certificates, Series 1996-1 and 1996-2, occurring on December 16, 1996.

Exhibit 20.2     Payment Date Statements relating to interest
     10
                 distributions on the Class B Certificates, Series 1992-1, 1992-2, 1993-1, 1994-1, 1994-2, 1994-3,
                 1996-1 and 1996-2 occurring on December 16, 1996.

Exhibit 99.1     Monthly Servicer's Certificate dated December 9,
1996  27
                 for the Distribution Date occurring on December
16,
                 1996 and the preceding Due Period from November 1 through November 30, 1996 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.



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